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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549




                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 8, 1996




                         VALUE HEALTH, INC.
           (Exact name of Registrant as Specified in Charter)



Delaware                    No. 0-19039                         06-1194838
(State or Other      (Commission File Number)       (IRS Employer Identification
 Jurisdiction                                                    Number)
of Incorporation)



             22 Waterville Road, Avon, Connecticut 06001
              (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (203) 678-3400

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ITEM 5.  OTHER EVENTS.

     On October 8, 1996, Value Health, Inc. entered into a Stock Purchase Agreement with Beverly Enterprises, Inc. and Spectra Rehab Alliance, Inc. to purchase all of the issued and outstanding shares of capital stock of Medview Services, Incorporated, Resource Opportunities, Inc. and Insurance Software Packages, Inc. On October 9, 1996, ValueHealth announced plans to spin off ValuRx, its prescription benefit and medication management company, to shareholders.

     A copy of the press release of Value Health, Inc., dated october 9, 1996 has been filed with this Form 8-K as Exhibit 99 and is hereby incorporated by reference.


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.


           (99)  Press release issued by Value Health, Inc. on October
9, 1996.

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                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Value Health, Inc.


Date: October 11, 1996             By:/s/ James E. Buncher
                                   Its: President, Health Plans Group

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                    INDEX TO EXHIBITS


EXHIBIT NUMBER                 DESCRIPTION

(99)             Press Release issued by Value Health, Inc. on October 9 , 1996